Exhibit 99.1

First Quarter 2019 April 25, 2019 Results and Outlook FOCUSED ON WORLD CLASS PERFORMANCE

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to “earnings” guidance are on an adjusted basis. All references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly, management views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company’s operating financial performance and its financial position, and uses the ratio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution. 2

Agenda

- **Business Update** — Patti Poppe, President & CEO


PEOPLE
PLANET
PROFIT

- **Financial Results & Outlook** — Rejji Hayes, Executive VP & CFO

3

First Quarter . . . Results Commentary Up 1¢ vs. Plan •EPS (11)¢ vs. Q1 2018 Reaffirm Guidance • a Full-year EPS 6% to 8% vs. 2018 Long-Term Outlook • Bias toward the midpoint EPS a & DPS growth _ _ _ _ _ a Adjusted EPS (non-GAAP) 4 . . . keeps us on track. Amount $0.75 $2.47 to $2.51 +6% to +8%

The Triple Bottom Line . . . 5 . . . world class performance delivering hometown service. PEOPLE•PLANET•PROFIT PEOPLEPLANETPROFIT PERFORMANCE

IRP Settlement Near-Term Filing . . . Additional Details (FCM) for PPAs as an incentive • FCM = PPA payment x Company’s WACC Includes 525 MW of wind approved in • 6 . . . lays groundwork for clean & lean energy future. Long-term plan includes 6,000 MW of solar • Financial Compensation Mechanism a (currently 5.88%) the Renewable Energy Plan (REP) • Competitive bidding for future solar • Broad coalition of key stakeholders _ _ _ _ _ a Weighted average cost of capital Energy Efficiency Demand Response Expiration of Palisades PPA Karn 1&2 closure 50/50 own/PPA split of new solar 1,100 MW total

Regulatory Outlook . . .


2019
Regulatory / Policy
2/7: REP approved for 525 MW of wind
3/23: Filed settlement agreement for IRP
6/10: Expected IRP settlement order U-20165
Q3: Anticipated final orders on Calc. C & Demand Response
Electric
1/9: Settlement approved U-20134 10% ROE
Next Electric Order
2020
Gas
Q3: Expected order Filed $229 MM U-20322
Q4: File next gas rate case

. . . builds on recent momentum and provides long-term visibility.

7

Electric Reliability Investment . . .

Approved Investment


~$200 MM
~$105 MM
~$85 MM
[a] Aug. 2017
U-17990
Sep. 2018
U-18322
Dec. 2019
U-20134

[a] Test Year Ending (x-axis)

Improved System Reliability

- ✓ Settled electric rate case
- ✓ Enhanced reliability spend
- ✓ Deferred accounting for emergent work

WORLD CLASS PERFORMANCE
DELIVERING
HOMETOWN SERVICE





. . . enables better customer experience AND hometown service.

8

Our Self-Funding Model . . . Plan EPS Growth 6% - 8% Self-Funding: 2 - 3 pts 1 2 - - - Cost management (O&M, fuel, purchased power) Sales (economic development, energy efficiency) Other (Enterprises, tax planning, etc.) 5 - 6 pts INVESTMENT SELF-FUNDED _ _ _ _ _ a Adjusted EPS (non-GAAP) 9 . . . delivers consistent growth while maintaining affordability. Customer Prices “at or below inflation” <2% a

Consistent Growth Through . . . % CAGRb a EPS Dividend Weather Recession _ _ _ _ _ b Non-GAAP _ _ _ _ _ a Adjusted EPS (non-GAAP) 2010 2011 2019 2003 2004 2005 2006 2007 2008 2009 2012 2013 2014 2015 2016 2017 2018 10 +7% +6% to +8% . . . changing circumstances. Cold winter Mild summer Hot summer Warm winter Mild summer Cold winter Summer-“less” Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb. Warm winter Warm winter Hot summer Warm Dec. Governor (D) Governor (R) (D) Commission (D) Commission (D) Commission (R) Commission (I) Help Hurt 7 Recession

2019 First Quarter Results EPS . . . By Business Segment  CMS Energy $0.75 _ _ _ _ _ a Adjusted EPS (non-GAAP) 11 . . . ahead of Plan despite significant storm activity. EPS Utility$0.80 Enterprises0.00 Parent & Other(0.05) 20182019 Weather-normalized a$0.89$0.70 EPS$0.86$0.75 a 2019 EPS . . . First Quarter (11)¢ Nine Months To Go 25¢ - 29¢ 1 6% - 8% 14¢ Quarter a Adjusted EPS (non-GAAP) 12 . . . in line with guidance. $2.33 8¢3¢ (10)¢(12)¢ $ 18¢ - 22¢ (7)¢ 2.47 - $2.5 First Quarter $0.86 First $0.75 2018 _ _ _ _ _ WeatherStorm Costs Rates &Usage, InvestmentEnterprises, Tax & Other Absence ofRates &Usage, 2018 Weather Investment Enterprises, &Tax & Other Reinvestment 2019 Absent 2018: Weather (30)¢ Reinvestment 23 (7)¢

Managing Work Every Year . . . 2011 2012 2013 2014 2015 2016 2017 2018 Reinvestment 2019 a EPS $2.60 $2.40 $2.20 Summer $2.00 Cost $1.80 productivity +7% Winter Summer RECORD $1.60 +7% Offsets Cost $1.40 Hot Storms $1.200 _ _ _ _ _ a Adjusted EPS (non-GAAP) 13 . . . maximizes benefits for customers and investors. +7% Weather & Storms Mild +7% Hot Cost +7%Summer productivity above plan +7% productivity Reinvestment +7%above plan Cost Hot Mild Storms WARM productivity +7%Reinvestment above plan Significant utility reinvestment Summer from 2013 to 2018

Utility Customer Investment 5-Year Plan Plan . . . Rate Base Growth 14 . . . focuses on safety and reliability for the benefit of customers. Prior Capital Investment (Bn): Plan Mix Electric Utility $ 4~45% New Utility Renewables1~10 Gas Utility 5~45 Total$10100% System Need: >$50 Bn Current Plan $ 5 1 5 $11 >7% $23 Bn 20182023 CAGR $16 Bn 60% 70% ~40% ~30% Electric Gas

Our Entire Cost Structure Cost Components . . . Residential Bills as % of Wallet a 50 bps! ~ 4% ~ 3½% ~$15 Bn Investment -2017) Source: Fred.stlouisfed.org, Bls.gov, Consumers Internal Bills; Percentages may not total100% due to rounding. 15 . . . offers cost reduction opportunities to maintain customer affordability. 101000% 90% 80% 70% ~670%0%0% 50%Customer (2007 40% 30% 20% 10% 0% Fuel and Power Costs ~7 O&M Costs Taxes Capital Investments Cost of Capital (Electric & Gas) Utility BillDown Utility Bill 20072017 a Consumers Energy Bill as % of Michigan Household Income, Adj. Dollars. TV & Phone ~ 4% TV & Phone ~ 4% Healthcare ~ 5% Healthcare ~ 9% Food ~ 12% Food ~ 13% Transportation ~ 15% Transportation ~ 15% Other ~ 30% Other ~ 25% Housing ~ 30% Housing ~ 30%

Economic Development Customer Committed Load is Robust . . . Diversified Customer Base Source: bea.gov, census.gov, bls.gov +46% 16 . . . and helps drive our model. Population Growth5% 01 MW 100 MW +53% 2016201720182019 Economic Indicators 2010 thru 2017U.S. GDP Growth17 % Unemployment*3.8% *February 2019 Unemployment1 Target 69 MW 45 MW Grand Rapids 32% 7% 2.6% (2018 Electric & Gas Rate Mix)a AutoOther Other2%2% Industrial 9% CommercialResidential 28%59% a Tariff net of PSCR and GCR

2019 Financing Plan . . . 630 priced  • Pay-down term loans 17 . . . largely de-risked. • Provides short-term liquidity • 2018 refinancing New Issuances: 2019 (MM) Consumers Energy: First Mortgage Bonds $600 • Supports Utility investment of $2.2 Bn CMS Parent: Term Loan (drawn) Long-term Debt Planned Equity $300 70 All thr • Senior unsecured & hybrids • Maintains healthy balance sheet ough Retirements: 2 020 Consumers Energy CMS Parent $0 480

2019 Sensitivities . . . Full Year Impact EPS a Sensitivity OCF (MM) Sales b • Electric (37,789 GWh) • Gas (303 Bcf) + + 1% 5 + + 6¢ 9 + $ 25 + 35 – – Gas prices (NYMEX) + 50¢ 0 55 + + Utility ROE (planned) • Electric (10.0%) Settled order 1/9 + 10 bps + 1½ + 6 Marginal risk impact • Gas (10.0%) + 10 + < ½ + ~1 – Interest ratesc + 25 bps <1 2 + – Effective tax rate (19%) +100 bps 3 0 + _ _ _ _ _ a Adjusted (non-GAAP) b c Reflect 2019 sales forecast; weather - normalized After the impact of pension expense 18 . . . reflect strong risk mitigation.

Compelling Investment Thesis . . . Balance Sheet 19 . . . adaptive to changing conditions. Affordable Prices Diversified Service Territory Strong Cash Flow & Constructive Regulation Aging Infrastructure

Q & A You! Thank 20

Appendix

2111andLong-TtJrmFinancialTargtJts••: - GH5ENERGY:> Adjusted EPS (non-GAAP) +6o/o to +So/o DPS growth Operating cash flow Customer bills Electric Gas (MM) FFO/average debt (non-GAAP) Utility investment (Bn) (solid investment grade) PJ ned equity issuance (MM) .!JBeginning in 2020 bJ2018 normalized weather 22 ... provide sustainable benefits for customer and investors. 2019 $2.47 to $2.51 In-line w/ earnings $1,650 2°/o (4)0/o -17o/o $2.2 $70 Long-Term Plan +6°/o to +8°/o In-line w/ earnings Up $100 <Inflation -17o/o (solid investment grade) - $2.2/ yr. Avg.-$150/ yr.

Utility Investment Plan Updated 5-year Plan 23 (Bn) 20192020202120222023 Electric Utility$1.2$ 1.3$ 1.3$ 1.1$ 1.2 New Renewables (incl. above) 0.2 0.4 0.4 0 0 Gas Utility1.01.10.91.11.0 Total$2.2$2.4$2.2$2.2$2.2 Total $6.1 1.0 5.1 $11.2 Depreciation & Amortization$1.0$1.0$1.1$1.1$1.2 $5.4

Michigan Energy Policy is Supportive . . . Bipartisan Energy Law (2016 law enhanced 2008 law) Forward-looking test year (10-month rate case) Energy Efficiency incentive (20% of spend) Renewable Portfolio Standard (RPS) Constructive ROEs • • • • • 24 . . . and built into legislation. Michigan Public Service Commission Dan Scripps (D) Term Ends: July 2, 2023 Norm Saari (R) Term Ends: July 2, 2019 Sally Talberg (I), Chair Term Ends: July 2, 2021

Operating Amount (Bn) Cash Flow Generation . . . >$9 Bn in aggregate $ 2.2 5 1.85 1.7 1.2 0.7 0.2 (0.3) Cash flow before dividend (0.8) (1.3) 2018 2019 2020 2021 2022 2023 25 . . . remains strong and supports our capital plan. NOLs & credits $0.4$0.3$0.3$0.4$0.4$0.5 1.952.0 1.701.651.75 Investment

Credit Metrics Maintained . . .



S&P / Fitch
Moody's
S&P (Dec. '18)
Moody's (Jul. '18)
Fitch (Sep. '18)
AA- Aa3
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook
Stable
Stable
Stable

Ratings Drivers

- Strong financial position
- Growing operating cash flow
- Return on regulated investment
- Supportive regulatory environment

. . . at solid investment-grade levels.

26

“DIG” (750 Pre-Tax Income MW) & Peakers (200 MW) . . . (MM) $100 90 80 70 60 50 40 30 20 10 b .50 $35 $38 Performance b .00 0 2016 2017 2018 22001199 Beyond a Plan _ _ _ _ _ a Beyond Plan assumes 100% capacity available at $3.00 and $7.50/ kw -month. b $/ kw-month 27 . . . offers risk mitigation to Plan with future upside opportunities. 2019/20 MISO Zone 7 Auction Opportunities $95 2019 Through 2022 $45 $45 $7 $3 $30 Better Performance Better Contracted Capacity Contracted Capacity Better Performance Contracted Capacity Contracted Capacity Contracted Energy Contracted Capacity>80% (~$2.00/kw-month) Energy>90% •Capacity ~$0.70/kw-month •Surplus of only 252 ZRCs •DIG largely contracted

Utility Driven, Low Risk Growth . . . Segments: • • Needed system upgrades / robust backlog Affordable prices driven by cost controls 6 - 7% - Utility • • Largely contracted & utility-like Contracted generation & renewables 0 - 1 - Enterprises • • Tax planning Supportive EnerBank contribution 0 - (1) - Parent & Other Total EPS Growth 6 - 8% _ _ _ _ _ a Adjusted EPS (non-GAAP) 28 . . . delivers consistent industry-leading financial performance. a CMS Energy Long-Term Growth Plan

GAAP Reconciliation

CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation (Unaudited) GAAP 2018 over 2003 CAGR NM GAAP 2018 over 2017 Growth 41% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Reported earni ngs (l oss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74 $1.89 $1.98 $1.64 $2.32 Pretax i tems: Electric and gas utility Tax impact Enterprises Tax impact Corporate interest and other Tax impact Discontinued operations (income) loss, net Asset impairment charges Tax impact Cumulative accounting changes Tax impact 0.32 (0.11) 0.93 (0.19) 0.25 (0.09) (0.16) - - 0.25 (0.09) (0.60) 0.21 0.97 (0.35) (0.06) 0.03 0.02 - - 0.02 (0.01) - - 0.06 (0.02) 0.06 (0.02) (0.07) 2.80 (0.98) - - - - (0.12) 0.10 0.45 (0.18) (0.03) 1.07 (0.31) - - (0.06) (0.01) 1.67 (0.42) 0.17 (0.49) 0.40 0.93 (0.33) - - 0.08 (0.03) (0.02) * 0.01 (0.03) (*) - - - - 0.55 (0.22) 0.14 (0.05) 0.01 (*) (0.08) - - - - 0.05 (0.02) (0.05) 0.02 * (*) 0.08 - - - - - - * (0.11) - (0.01) (0.01) - - - - 0.27 (0.10) (0.01) * * (*) (0.03) - - - - - - * (*) * (*) * - - - - - - 0.05 (0.02) * (*) (*) - - - - - - * (*) * (*) (*) - - - - 0.04 (0.01) * (*) 0.02 (0.01) * - - - - - 0.12 (b) * 0.20 (b) 0.01 0.20 (b) * - - - - - 0.01 0.02 (0.02) * (*) (*) - - - - Adjusted 2018 over 2003 CAGR 7% Adjusted 2018 over 2017 Growth 7% Adjusted earni ngs per share, i ncl udi ng MTM - non-GAAP Mark-to-market Tax impact $0.81 $0.87 0.04 (0.01) $1.39 (0.65) 0.22 $0.57 0.80 (0.29) $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77 $1.89 $2.02 $2.17 $2.33 Adjusted earni ngs per share, excl udi ng MTM - non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA NA NA NA NA NA * Les s than $0.01 per s hare. (a) $1.25 excluding dis continued Exeter operations and accounting changes related to convertible debt and res tricted s tock. (b) Reflects the impact of tax reform. NM is not calculable 30

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income by Quarter
(Unaudited)

In Millions, Except Per Share Amounts

	2019
	1Q
Net Income Available to Common Stockholders	$ 213
Reconciling items:	
Electric utility and gas utility	-
Tax impact	-
Enterprises	(*)
Tax impact	*
Corporate interest and other	*
Tax impact	(*)
Adjusted Net Income – Non-GAAP	$ 213
Average Common Shares Outstanding – Diluted	283.6
Diluted Earnings Per Average Common Share	$ 0.75
Reconciling items:	
Electric utility and gas utility	-
Tax impact	-
Enterprises	(*)
Tax impact	*
Corporate interest and other	*
Tax impact	(*)
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.75

In Millions, Except Per Share Amounts

	2018			
	1Q	2Q	3Q	4Q
Net Income Available to Common Stockholders	$ 241	$ 139	$ 169	$ 108
Reconciling items:				
Electric utility and gas utility	-	-	-	-
Tax impact	-	-	-	2
Enterprises	*	(3)	*	8
Tax impact	(*)	1	(*)	(3)
Corporate interest and other	*	*	*	*
Tax impact	(*)	(*)	(*)	(3)
Adjusted Net Income – Non-GAAP	$ 241	$ 137	$ 169	$ 112
Average Common Shares Outstanding – Diluted	282.2	282.6	283.2	283.3
Diluted Earnings Per Average Common Share	$ 0.86	$ 0.49	$ 0.59	$ 0.38
Reconciling items:				
Electric utility and gas utility	-	-	-	-
Tax impact	-	-	-	*
Enterprises	*	(0.01)	*	0.03
Tax impact	(*)	*	(*)	(0.01)
Corporate interest and other	*	*	*	*
Tax impact	(*)	(*)	(*)	(*)
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.86	$ 0.48	$ 0.59	$ 0.40

* Less than $0.5 million or $0.01 per share.

31

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

	In Millions, Except Per Share Amounts	
	Three Months Ended	
	3/31/19	3/31/18
Electric Utility		
Reported net income per share	$ 0.37	$ 0.49
Reconciling items:		
Other exclusions from adjusted earnings	-	-
Adjusted net income per share – non-GAAP	$ 0.37	$ 0.49
Gas Utility		
Reported net income per share	$ 0.43	$ 0.37
Reconciling items:		
Other exclusions from adjusted earnings	-	-
Adjusted net income per share – non-GAAP	$ 0.43	$ 0.37
Enterprises		
Reported net income per share	$ -	$ 0.05
Reconciling items:		
Other exclusions from adjusted earnings	(*)	*
Tax impact	*	(*)
Adjusted net income per share – non-GAAP	$ -	$ 0.05
Corporate Interest and Other		
Reported net loss per share	$ (0.05)	$ (0.05)
Reconciling items:		
Other exclusions from adjusted earnings	*	*
Tax impact	(*)	(*)
Adjusted net loss per share – non-GAAP	$ (0.05)	$ (0.05)
Consolidated		
Reported net income per share	$ 0.75	$ 0.86
Reconciling items:		
Other exclusions from adjusted earnings	(*)	*
Tax impact	*	(*)
Adjusted net income per share – non-GAAP	$ 0.75	$ 0.86
Average Common Shares Outstanding – Diluted	283.6	282.2

* Less than $0.01 per share.

32

CMS ENERGY CORPORATION Weather Impact on Year Over Year Earnings (Unaudited) In Millions, Except Per Share Am ounts Thre e Months Ende d 3/31/2019 3/31/2018 Change Net Income Available to Common Stockholders Reconciling items: Other exclusions from adjusted earnings Tax impact $213 $241 $(28) (*) * * (*) * (*) Adjusted Net Income Reconciling items: $ 213 $ 241 $ (28) Non-normal w eather impact (20) 12 (32) Tax impact 5 (3) 8 Non-Normal Weather Impact (Net) $ (15) $ 9 $ (24) Adjusted Weather-Normalized Net Income $ 198 $ 250 $ (52) Reported Net Income Per Share Reconciling items: Other exclusions from adjusted earnings Tax impact $0.75 $0.86 $ (0.11) (*) * * (*) * (*) Adjusted Net Income Per Share Reconciling items: $0.75 $0.86 $ (0.11) Non-normal w eather impact (0.07) 0.04 (0.11) Tax impact 0.02 (0.01) 0.03 Non-Normal Weather Impact (Net) $ (0.05) $ 0.03 $ (0.08) Adjusted Weather-Normalized Net Income Per Share $ 0.70 $ 0.89 $ (0.19) Average Common Shares Outstanding - Diluted 283.6 282.2 * Less than $0.5 million or $0.01 per share. 33